Dreyfus Strategic Municipals, Inc.

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                             Dreyfus Strategic Municipals, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We  are  pleased  to  present  this  semiannual  report  for  Dreyfus  Strategic
Municipals, Inc., covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

The  U.S.  economy  grew  strongly  over  the  past six months in an environment
characterized   by   high   levels  of  consumer  spending  and  low  levels  of
unemployment.  Concerns  that  inflationary pressures might re-emerge caused the
Federal  Reserve Board to raise short-term interest rates three times during the reporting period. These rate hikes contributed to a total interest-rate increase of  125  basis  points since late June 1999, before the current reporting period began.  While  higher  interest rates led to an erosion of municipal bond prices during the first half of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also affected by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Strategic Municipals, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform  during the period?

For the six-month period ended March 31, 2000, the fund produced a total return of 1.52% .(1) The fund provided income dividends of $0.276 per share, which is equal to an annualized distribution rate of 6.89% over the same period.(2)

We attribute the fund's performance to a rising interest-rate environment, which caused most municipal bond prices to decline. However, the extent of that decline was reduced by the fund' s security selection strategy, which was designed to maximize income by taking advantage of what we believe are potentially attractive values created during the municipal market's decline.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a portfolio of municipal bonds.

To this end, we currently have constructed a portfolio by seeking income opportunities typically through analysis of each bond's structure, including paying particularly close attention to each bond's yield, maturity and early redemption features.

Over  time,  many  of  the fund's relatively higher yielding bonds mature or are redeemed  by  their  issuers.  We  generally attempt to replace those bonds with comparable  securities  that,  at  that  time,  offer higher than average income payments. This strategy is designed to help provide high current income. When we believe  an  opportunity  exists,  we  also  seek to upgrade the fund with newly
issued   bonds   that,   in  our  opinion,  have  better  structural  or  income
characteristics  than  existing  holdings.  When  such  opportunities  arise, we usually  will  look  to  sell  bonds that are close to redemption or maturity, a
strategy    designed    to    help

                                                                     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

protect the fund's income stream. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during the first half of the reporting period, the second half provided better market conditions and a market rally.

When the reporting period began on October 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented before the current reporting period began, for a total increase of 125 basis points since last summer.

Municipal bond prices also fell during the fourth quarter of 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market, which reduced overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds declined approximately 40% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, especially among longer term bonds.

The fund's performance was also positively influenced by the issuance of auction preferred  shares  in  January 2000. Leveraging the portfolio in this manner was designed  to  enable  the  fund  to purchase additional securities that may help support  the  fund' s  income  stream and to manage the portfolio's rated credit
quality    and    overall    call    exposure.

What is the fund's current strategy?

Since  we raised an additional $285 million for the fund through the issuance of
auction    preferred    shares,    we    have    put    that    cash   to   work

generating tax-exempt income in the municipal bond market. New purchases have focused primarily on investment-grade tax-exempt bonds in the 25- to 30-year maturity range. These bonds feature competitive yields in today's interest-rate environment, and usually have at least eight years until they are eligible for redemption by their issuers. Many of the bonds with these characteristics are backed by the revenues produced by housing projects, hospitals and essential services such as water and sewer facilities. Others are general obligation bonds that are backed by the general taxing authority of the issuer.

We have also increased the fund's average duration beyond 10 years in an effort to capture the incrementally higher income provided by longer dated securities.
Now that we believe the bulk of the Federal Reserve Board's rate hikes are behind us, and that the market has already discounted significant interest-rate increases in the near future, longer term current higher yielding bonds have become more attractive. In fact, because of unusual supply-and-demand factors in the U.S. Treasury securities market, some 30-year municipal bonds at times provided higher yields than 30-year U.S. Treasury bonds. A longer average duration should help us lock in today's relatively high yields if the market continues to rally.

April 12, 2000

(1)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID,
BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE
SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS.
CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET
INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER
SHARE AT THE END OF THE PERIOD, ADJUSTED FOR CAPITAL GAIN DISTRIBUTIONS.

                                                             The Fund
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STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.4%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.1%

Alabama Industrial Development Authority,

  SWDR (Pine City Fiber Co.)

   6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)                                         5,000,000                4,794,900

Jefferson County, Sewer Revenue

   5.75%, 2/1/2038 (Insured; FGIC)                                                            4,150,000                4,071,192

Houston County Health Care Authority

   6.25%, 10/1/2030 (Insured; AMBAC)                                                          8,000,000                8,194,800

ALASKA--1.8%

Alaska Housing Finance Corp.:

   5.75%, 6/1/2024 (Insured; MBIA)                                                            6,300,000                6,092,037

   6%, 6/1/2049 (Insured; MBIA)                                                               4,250,000                4,182,893

Valdez, Marine Terminal Revenue 5.50%, 10/1/2028                                              5,000,000                4,613,350

ARKANSAS--1.2%

Arkansas Development Finance Authority, SFMR

  (Mortgage Backed Securities Program)

   6.45%, 7/1/2031 (Guaranteed; GNMA, FNMA)                                                  10,000,000               10,301,300

ARIZONA--3.8%

Apache County Industrial Development Authority, PCR

  (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                         5,000,000                4,306,700

      5.875%, 3/1/2033                                                                        2,500,000                2,123,800

Coconino County, PCR (Nevada Power Co. Project)

   6.375%, 10/1/2036                                                                          4,250,000                4,004,775

Pima County Industrial Development Authority, Industrial

   Revenue (Tucson Electric Power Co. Project) 6%, 9/1/2029                                  15,500,000               13,542,660

Tempe Industrial Development Authority, IDR

   (California Micro Devices Corp. Project) 10.50%, 3/1/2018                                  7,045,000                7,171,458

ARKANSAS--.3%

Little River County, Revenue

   (Pacific Corp. Project) 5.60%, 10/1/2026                                                   3,100,000                2,707,385

CALIFORNIA--1.9%

State of California 6.742%, 12/1/2018 (Insured; FSA)                                         10,000,000  (a,b)         9,689,000

Foothill / Eastern Corridor Agency, Toll Road Revenue

   5.75%, 1/15/2040                                                                           6,000,000                5,630,700

COLORADO--2.2%

Bent County, COP
  (Medium Security Correctional Facility Project)

   9.50%, 7/15/2013                                                                          12,530,000               12,943,741

Denver City and County, Airport Revenue:

   8%, 11/15/2025                                                                             3,670,000                3,816,947

   8%, 11/15/2025 (Prerefunded 11/15/2001)                                                    1,330,000  (c)           1,399,187


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--7.5%

Escambia County, PCR (Champion International Corp. Project)

   6.90%, 8/1/2022                                                                            7,000,000                7,139,020

Florida Board of Education, Capital Outlay 8.36%, 6/1/2019                                   20,000,000  (a,b)        21,530,000

Florida Housing Finance Agency, MFHR

   (Palm Aire Retirement Facility Project) 10%, 1/1/2020                                      4,551,086  (d)           4,551,086

Florida Housing Finance Corp., Housing Revenue

  (Nelson Park Apartments)

   6.40%, 3/1/2040 (Insured; FSA)                                                            12,380,000               12,701,880

Highlands County Health Facilities Authority, Hospital Revenue

   (Adventist Health Systems) 5.25%, 11/15/2028                                               8,000,000                6,083,680

Orange County Health Facilities Authority, Hospital Revenue

   (Regional Healthcare Systems) 6%, 10/1/2026                                                2,000,000                1,929,400

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership Project)

      6.70%, 2/15/2015                                                                        3,000,000  (d)           1,627,500

   (Osceola Power Limited Partnership Project)

      6.95%, 1/1/2022                                                                         9,150,000  (d)           4,872,375

South Lake County Hospital District, Health, Hospital and

  Nursing Home Revenue (South Lake Hospital Inc.)

   5.80%, 10/1/2034                                                                           2,000,000                1,809,580

GEORGIA--2.5%

Fulton County Development Authority, Special Facilities Revenue

   (Delta Airlines Inc. Project) 5.45%, 5/1/2023                                              2,800,000                2,400,300

Georgia Housing Finance Authority, SFMR 6.45%, 12/1/2030                                      7,500,000                7,730,400

Private Colleges and Universities Facilities Authority, Revenue

  (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,630,000  (c)          10,868,225

HAWAII--1.2%

Hawaii Department of Transportation, Special Facility Revenue:

   (Caterair International Corp. Project) 10.125%, 12/1/2010                                  4,200,000                4,260,060

   (Continental Airlines, Inc.) 5.625%, 11/15/2027                                            6,820,000                5,608,768

ILLINOIS--5.6%

Chicago:

   6.125%, 1/1/2028 (Insured; FGIC)                                                          15,815,000               16,155,023

   (Wastewater Transmission Revenue)

      6%, 1/1/2030 (Insured; MBIA)                                                            5,000,000                5,048,750

Chicago-O'Hare International Airport, Special Facility Revenue:

   (Delta Airlines Project) 6.45%, 5/1/2018                                                   3,855,000                3,822,271

   (United Airlines, Inc. Project) 8.95%, 5/1/2018                                            8,875,000                9,263,548

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Development Finance Authority, Revenue (Community

  Rehabilitation Providers Facilities Acquisition Program)

   6%, 7/1/2015                                                                               3,500,000                3,107,160

Illinois Health Facilities Authority, Revenue (OSF Healthcare

   System) 6.25%, 11/15/2029                                                                  8,730,000                8,449,505

INDIANA--1.9%

Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029  3,920,000  3,876,998

Indianapolis Airport Authority 7.579%, 11/15/2031                                            12,000,000  (a,b)        11,401,200

KANSAS--1.2%

Witchita, HR (Christian Health System Inc.)

   6.25%, 11/15/2024                                                                         10,000,000                9,930,800

KENTUCKY--2.7%

Kenton County Airport Board, Airport Revenue

  (Special Facilities-Delta Airlines Project):

      7.50%, 2/1/2020                                                                        10,000,000               10,312,700

      6.125%, 2/1/2022                                                                       13,000,000               12,347,140

LOUISIANA--1.7%

Parish of Saint James, SWDR (Freeport-McMoRan Partnership

   Project) 7.70%, 10/1/2022                                                                 10,000,000               10,386,600

West Feliciana, Parish PCR (Gulf States) 5.80%, 12/1/2015                                     4,000,000                3,686,360

MARYLAND--.3%

Baltimore County, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015                                            2,500,000                2,544,525

MASSACHUSETTS--1.0%

Massachusetts Industrial Finance Agency, Revenue

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 6,000,000                5,277,900

Massachusetts Health and Educational Facilities Authority,

  Revenue (Beth Israel Hospital Issue)

   8.066%, 7/1/2025 (Insured; AMBAC)                                                          3,000,000  (a)           2,921,250

MICHIGAN--2.9%

Michigan Hospital Finance Authority, HR:

   (Ascension Health Credit) 6.125%, 11/15/2026                                               5,000,000                5,018,950

   (Genesys Health System Obligated Group)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (c)           5,838,200

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            7,000,000                7,210,140

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines, Inc.) 6.75%, 12/1/2015                                                5,670,000                5,670,964


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--2.9%

Claiborne County, PCR (Middle South Energy, Inc.)

   (System Energy Resources, Inc.) 6.20%, 2/1/2026                                            5,425,000                5,024,581

Mississippi Business Finance Corp., PCR (System Energy

   Resource Inc. Project) 5.875%, 4/1/2022                                                   20,825,000               18,534,458

MONTANA--1.6%

Montana Board of Housing, Single Family Mortgage:

   6.45%, 6/1/2029                                                                           10,000,000               10,229,700

   5.75%, 6/1/2030                                                                            2,710,000                2,604,147

NEBRASKA--.6%

Nebraska Investment Finance Authority, Single Family

  Housing Revenue 5.70%, 9/1/2029 (Collateralized;

   FNMA, GNMA)                                                                                5,000,000                4,800,300

NEVADA--3.9%

Clark County, IDR:

   (Southwest Gas Corp.) 7.50%, 9/1/2032                                                      4,000,000                4,169,560

   (Nevada Power Company Project):

      5.50%, 10/1/2030                                                                        5,000,000                4,168,450

      5.60%, 10/1/2030                                                                        7,000,000                5,870,900

      5.90%, 10/1/2030                                                                        6,000,000                5,260,800

Washoe County (Reno-Sparks Convention Center)

   6.40%, 7/1/2029 (Insured; FSA)                                                            12,000,000               12,387,480

NEW HAMPSHIRE--3.2%

New Hampshire Industrial Development Authority, PCR

  (Public Service Co. Project):

      7.65%, Series A, 5/1/2021                                                              15,645,000               16,058,028

      7.65%, Series C, 5/1/2021                                                               3,500,000                3,592,400

New Hampshire Business Finance Authority, PCR

   (Public Service Co. Project) 6% 5/1/2021                                                   7,000,000                6,326,460

NEW JERSEY--3.1%

New Jersey Economic Development Authority, Special Facility

  Revenue (Continental Airlines Inc. Project):

      6.40%, 9/15/2023                                                                        3,000,000                2,846,730

      6.25%, 9/15/2029                                                                        5,000,000                4,604,350

New Jersey Health Facilities Financing Authority, Revenue

   (Christian Health Care Center) 8.75%, 7/1/2018                                            15,295,000               18,075,937

NEW MEXICO--.5%

Farmington, PCR (Tucson Electric Power Co., San Juan)

   6.95%, 10/1/2020                                                                           4,000,000                3,952,720

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK--6.5%

Long Island Power Authority,
  New York Electric System Revenue

   6.746% 12/1/2016                                                                          10,000,000  (a,b)         8,988,000

New York City 5.50%, 11/15/2037                                                              15,545,000               14,401,510

New York City Transitional Finance Authority, Revenue

   6%, 11/15/2029                                                                            10,000,000               10,202,200

New York State Energy Research and Development Authority,

  Electric Facilities Revenue (Long Island Lighting Co.):

      7.15%, 2/1/2022                                                                         3,000,000                3,189,810

      6.90%, 8/1/2022                                                                         3,275,000                3,491,379

TSASC, Inc., Tobacco Flexible Amortization Bonds:

   6.25%, 7/15/2027                                                                           8,500,000                8,460,390

   6.375%, 7/15/2039                                                                          4,500,000                4,506,165

NORTH CAROLINA--.6%

Charlotte, Special Facilities Revenue (Charlotte / Douglas

   International Airport) 5.60%, 7/1/2027
   (Guaranteed; U.S. Air)                                                                     6,000,000                4,829,820

NORTH DAKOTA--1.2%

North Dakota Housing Finance Agency,
  Home Mortgage Revenue

   (Housing Finance Program) 6.50%, 1/1/2031                                                 10,000,000               10,274,200

OHIO--1.2%

Ohio Housing Finance Agency, Residential Mortgage Revenue:

   6.25%, 9/1/2020 (Collateralized; GNMA)                                                     5,000,000                5,103,050

   6.35%, 9/1/2031 (Collateralized; GNMA)                                                     5,000,000                5,111,200

OKLAHOMA--1.4%

Oklahoma Industries Authority

   (Health System Obligated Group) 5.75%, 8/15/2029                                          12,230,000               11,883,157

PENNSYLVANIA--4.8%

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric Project) 7.625%, 5/1/2025                                              7,000,000                7,414,400

Butler County Industrial Development Authority, First Mortgage

  Revenue (Saint John Lutheran Care Center):

      10%, Series A1, 10/1/2017                                                               8,265,000                9,168,447

      10%, Series A2, 10/1/2017                                                                 940,000                1,050,365

Lehigh County General Purpose Authority, Revenue (Wiley

   House) 9.50%, 11/1/2016 (Prerefunded 11/1/2001)                                            3,000,000  (c)           3,278,010

Montgomery County Industrial Development Authority, First

  Mortgage Revenue (Meadowood Corp. Project):

      8.25%, 12/1/2018 (Prerefunded 12/1/2000)                                                3,750,000  (c)           3,913,875

      10.25%, 12/1/2020 (Prerefunded 12/1/2000)                                               5,000,000  (c)           5,281,500



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Housing Finance Agency,
   SFMR 7.502%, 4/1/2025                                                                      6,000,000  (a)           5,887,500

York County Hospital Authority, Revenue

   (Health Center--Lutheran Social Services)
   6.50%, 4/1/2022                                                                            4,250,000                3,943,788

SOUTH CAROLINA--1.2%

Piedmont Municipal Power Agency, Electric Revenue

   6.55%, 1/1/2016                                                                            1,690,000                1,676,683

Spartanburg County, Hospital Facilities Revenue

  (Spartanburg General Hospital System)

   8.898%, 4/13/2022 (Prerefunded 4/15/2002)                                                  7,700,000  (a,c)         8,402,625

TENNESSEE--3.0%

Memphis Center City Revenue Finance Corp.,
  Tennessee Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                        10,000,000                9,219,300

Tennessee Housing Development Agency (Homeownership

   Program) 6.40%, 7/1/2031                                                                  15,000,000               15,415,950

TEXAS--4.8%

Dallas-Fort Worth International Airport, Airport Facility

  Improvement Corp. Revenue (American Airlines Inc.)

   6.375%, 5/1/2035 (Guaranteed; American Airlines Inc.)                                      2,500,000                2,406,850

Harris County Health Facilities Development Corp., HR

  (Memorial Hermann Hospital System Project)

   5.25%, 6/1/2027 (Insured; FSA)                                                            10,000,000                9,003,700

Houston Airport System, Special Facilities Revenue

  Airport Improvement (Continental Airlines):

      6.125%, 7/15/2027                                                                       8,100,000                7,152,300

      5.70%, 7/15/2029                                                                        3,750,000                3,105,938

Port Corpus Christi Authority, Nueces County General

   Revenue (Union Pacific Corp.) 5.65%, 12/1/2022                                             7,750,000                6,762,650

Texas Department of Housing and Community Affairs

   Collateralized Home Mortgage Revenue
   9.409%, 7/2/2024                                                                           5,500,000  (a)           5,891,875

Tomball Hospital Authority, Health,
   Hospital and Nursing Home

   Revenue (Tomball Regional Hospital) 6%, 7/1/2025                                           3,500,000                3,023,020

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care

   System Project) 6.75%, 11/1/2025                                                           3,000,000                2,482,230

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH--.6%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           5,070,000                4,929,967

   Zero Coupon, 8/15/2024                                                                     1,545,000                  253,210

VERMONT--.8%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            6,270,000                6,407,752

VIRGINIA--2.0%

Fairfax County Water Authority, Revenue 7.041%, 4/1/2029                                      5,000,000  (a,b)         5,065,300

Greater Richmond Convention Center Authority, Hotel Tax

  Revenue (Convention Center Expansion Project)

   6.25%, 6/15/2032                                                                          11,250,000               11,558,363

WASHINGTON--1.7%

Public Utility District No. 1 of Pend Orielle County, Electric

   Revenue 6.375%, 1/1/2015                                                                   3,755,000                3,879,553

Seattle, Water System Revenue

   6%, 7/1/2029 (Insured; FGIC)                                                              10,000,000               10,140,300

WEST VIRGINIA--4.1%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   5.40%, 5/1/2025                                                                           12,800,000               11,390,336

   6.125%, 4/1/2026                                                                          14,000,000               13,803,020

West Virginia Housing Development Fund, Housing Finance

   6.50%, 5/1/2028                                                                            5,935,000                6,143,081

West Virginia Water Development Authority, Water

   Development Revenue 6.375%, 7/1/2039                                                       2,250,000                2,317,275

WISCONSIN--3.7%

Wisconsin Health and Educational Facilities Authority, Health,

  Hospital and Nursing Home Revenue

   (Aurora Health Care Inc.) 5.60%, 2/15/2029                                                 7,000,000                5,634,930

Wisconsin Housing and Economic Development Authority,

  Homeownership Revenue:

      8.136%, 7/1/2025                                                                       10,000,000  (a,b)        10,280,800

      6.45%, 9/1/2030                                                                        14,110,000               14,459,787

WYOMING--.5%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               2,200,000                2,216,962

   6.90%, 9/1/2024                                                                            2,000,000                2,004,960



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--2.7%

Guam Housing Corp., SFMR

   5.75%, 9/1/2031 (Collaterallized; FHLMC)                                                   8,225,000                8,123,175

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue 5%, 7/1/2038 (Insured; MBIA)                                       16,000,000               14,094,720
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $815,815,920)                                                                            98.4%              811,101,457

CASH AND RECEIVABLES (NET)                                                                         1.6%               12,925,416

NET ASSETS                                                                                       100.0%              824,026,873


                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation
COP                       Certificate of Participation

FGIC                      Financial Guaranty

                             Insurance Company

FNMA                      Federal National

                             Mortgage Association

FSA                       Financial Security Assurance

GNMA                      Government National

                             Mortgage Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

MBIA                      Municipal Bond

                             Investors Assurance

                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue


Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              26.0

AA                               Aa                              AA                                               15.8

A                                A                               A                                                11.4

BBB                              Baa                             BBB                                              22.2

BB                               Ba                              BB                                                7.2

B                                B                               B                                                  .3

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    17.1

                                                                                                                 100.0


(A) INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,2000, THESE SECURITIES AMOUNTED TO $66,954,300 OR 8.1% OF NET ASSETS.

(C) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(D)  NON-INCOME ACCRUING SECURITY.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           815,815,920   811,101,457

Receivable for investment securities sold                            35,356,804

Interest receivable                                                  14,891,976

Prepaid expenses                                                         50,508

                                                                    861,400,745
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           552,881

Cash overdraft due to Custodian                                          43,242

Payable for investment securities purchased                          36,437,977

Dividends payable to preferred shareholders                             132,378

Accrued expenses and other liabilities                                  207,394

                                                                     37,373,872
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      824,026,873
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series M, T, W, TH and F par value
  $.001 per share (11,400 shares issued and outstanding at
  $25,000 per share liquidation preference)--Note 1                 285,000,000

Common Stock par value, $.001 per share (58,549,216 shares
  issued and outstanding)                                                58,549

Paid-in capital                                                     552,245,547

Accumulated distributions in excess of investment income--net          (544,133)

Accumulated net realized gain (loss) on investments                  (8,018,627)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             (4,714,463)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        539,026,873
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      824,026,873
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      58,549,216

NET ASSET VALUE PER COMMON STOCK,
  offering and redemption price per share ($)
                                                                           9.21

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest Income                                                     21,128,363

EXPENSES:

Management fee--Note 3(a)                                            2,346,248

Commission--Note 1                                                     114,420

Shareholder servicing costs                                             84,705

Professional fees                                                       77,549

Custodian fees--Note 3(b)                                               49,056

Directors' fees and expenses--Note 3(c)                                 30,824

Registration fees                                                       21,982

Shareholders' reports                                                    8,047

Miscellaneous                                                           12,587

TOTAL EXPENSES                                                       2,745,418

INVESTMENT INCOME--NET                                              18,382,945
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (7,885,435)

Net unrealized appreciation (depreciation) on investments             (371,672)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (8,257,107)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,125,838

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2000           Year Ended
                                              (Unaudited)   September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         18,382,945           32,698,526

Net realized gain (loss) on investments        (7,885,435)           4,578,741

Net unrealized appreciation (depreciation)
   on investments                                (371,672)         (51,129,931)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,125,838          (13,852,664)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                  (16,159,590)         (33,466,174)

Preferred Stock                                (1,748,555)                 --

Net realized gain on investments                 (895,803)                 --

TOTAL DIVIDENDS                               (18,803,948)         (33,466,174)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Preferred Stock     285,000,000                  --

Dividends reinvested--Note 1 (c)                      --             2,380,500

Offering costs charged
   to paid-in capital resulting
   from issuance of Preferred Stock            (3,050,000)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 281,950,000            2,380,500

TOTAL INCREASE (DECREASE) IN NET ASSETS       273,271,890          (44,938,338)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           550,754,983          595,693,321

END OF PERIOD                                 824,026,873          550,754,983
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                     --               235,695

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price date for the fund's shares.


                                          Six Months Ended
                                            March 31, 2000                       Year Ended September 30,
                                                                         -----------------------------------------
                                                (Unaudited)            1999      1998      1997      1996     1995
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.41            10.22     10.02      9.88      9.96     9.73

Investment Operations:

Investment income--net                                 .31              .56       .59       .66       .68      .71

Net realized and unrealized
   gain (loss) on investments                         (.13)            (.80)      .25       .16      (.09)     .23

Total from
   Investment Operations                               .18             (.24)      .84       .82       .59      .94

Distributions:

Dividends from
  investment income--net:

      Common Stock                                    (.28)            (.57)     (.64)     (.68)     (.67)    (.71)

      Preferred Stock                                 (.03)              --        --        --        --       --

Dividends from net realized
   gain on investments                                (.02)              --        --        --        --       --

Total Distributions                                   (.33)            (.57)     (.64)     (.68)     (.67)    (.71)

Capital Stock transactions,
   net effect of
   Preferred Stock offering                           (.05)              --        --        --        --        --

Net asset value, end of period                        9.21             9.41     10.22     10.02      9.88     9.96

Market value, end of period                              8             8        10 5_16   10 5_8    10        9 5_8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(a)                                      7.44(b)     (17.55)     3.35     13.77     11.23     4.91


                                          Six Months Ended
                                            March 31, 2000                       Year Ended September 30,
                                                                         -----------------------------------------
                                                (Unaudited)            1999      1998      1997      1996     1995
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets
   applicable to Common Stock                        .88(b,c)           .84       .85       .85       .86      .87

Ratio of net investment income
   to average net assets applicable
   to Common Stock                                  5.86(b,c)          5.63      5.78      6.64      6.92     7.30

Portfolio Turnover Rate                            10.86(d)           27.05     20.95     16.66     19.27    13.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of
   Preferred Stock,
   end of period ($ x 1,000)                     539,027            550,755   595,693   577,209   560,072   59,862

Preferred Stock outstanding,
   end of period ($ x 1,000)                     285,000                 --        --        --        --       --

Asset Coverage of
   Preferred Stock,
   end of period (%)                                289                  --        --        --        --       --

(A) CALCULATED BASED ON MARKET VALUE.

(B) ANNUALIZED.

(C) DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the "fund" ) is registered under the Investment Company Act of 1940 as amended (the "Act" ), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On January 27, 2000, the fund issued 2,280 shares of each Series M, Series T, Series W, Series TH and Series F Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Bankers Trust Company, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker/dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Martin D. Fife and Whitney I. Gerard to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c)  Dividends  to  shareholders  of  Common  Stock  ("Common Shareholders(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital
gain    are    normally

                                                                     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of market value, shares will be issued by the fund at 95% of market value. If market price is lower than the net asset value per share on the record date, The Bank of New York will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On  March 30, 2000, the Board of Directors declared a cash dividend of $.046 per
share   from  investment  income-net,  payable  on  April  28,  2000  to  Common
Shareholders of record as of the close of business on April 13, 2000.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days. The most recent auction dates were March 27, 2000 for Series M, March 28, 2000 for Series T, March 29, 2000 for Series W, March 30, 2000 for Series TH and March 31, 2000 for Series F. The dividend rates were as follows:
3.78% for Series M payable on April 4, 2000, 3.80% for Series T payable on April 5, 2000, 3.80% for Series W payable on April 6, 2000, 3.85% for Series TH payable on April 7, 2000 and 3.78% for Series F payable on April 10, 2000.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1/2% of the next $20 million and 1% of the excess over $30 million of the average value of the fund's net assets. During the period ended March 31, 2000, there was no expense reimbursement pursuant to the agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended March 31, 2000, $49,056 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $346,202,902 and $66,667,048, respectively.

At  March  31,  2000, accumulated net unrealized depreciation on investments was
$4,714,463,   consisting   of  $24,253,821  gross  unrealized  appreciation  and
$28,968,284 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


OFFICERS AND DIRECTORS

Dreyfus Strategic Municipals, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin R. Pringle

John E. Zuccotti

OFFICERS

President

      Stephen E. Canter

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Paul Disdier

Vice President

      Mark N. Jacobs

Secretary

      John B. Hammalian

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Michael A. Rosenberg

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

    Joseph P. Darcy

    A. Paul Disdier

    Douglas J. Gaylor

    Joseph A. Irace

    Colleen A. Meehan

PORTFOLIO MANAGERS (CONTINUED)

    Richard J. Moynihan

    W. Michael Petty

    Jill C. Shaffro

    Scott Sprauer

    Samuel J. Weinstock

    Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit

and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

The Bank of New York (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: LEO

INITIAL SEC EFFECTIVE DATE

9/23/87

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Strategic Municipals, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and
                        Trust Company
                        One Boston Place
                        Boston, MA 02108

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar

                        The Bank of New York
                        101 Barclay Street
                        New York, NY 10286

(c) 2000 Dreyfus Service Corporation                                   853SA003